                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 27, 2001
                              (November 21, 2001)



                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



         1-983                                             25-0687210
(Commission File Number)                       (IRS Employer Identification No.)


4100 Edison Lakes Parkway, Mishawaka, IN                   46545-3440
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:       219-273-7000

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on November 21, 2001 announcing the organizational appointments of William E. McDonough as Vice President and Treasurer and Kirk A. Sobecki as Vice President and Corporate Controller. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated November 21, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NATIONAL STEEL CORPORATION

Date: November 27, 2001           By: /s/ Kirk A. Sobecki
                                     -------------------------------------------
                                      Kirk A. Sobecki
                                      Vice President and Corporate Controller